EXHIBIT 23E

                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------

We consent to the incorporation by reference in Registration Statement No. 333-89173 on Form S-8 and the Prospectus included therein of our reports dated February 11, 2006 included in the Annual Report on Form 10-K of Decorator Industries, Inc. for the fiscal year ended December 31, 2005.

                                                 LOUIS PLUNG & COMPANY, LLP
                                                 Certified Public Accountants

Pittsburgh, Pennsylvania
March 29, 2006